SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported): September 26, 2002
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                          ALAMOSA (DELAWARE), INC.
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             (Exact Name of Registrant as Specified in Charter)


   Delaware                            5-58523                75-2843707
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(State or Other Jurisdiction      (Commission File         (I.R.S. Employer
 of Incorporation)                 Number)                 Identification No.)


                   5225 S. Loop 289, Lubbock, Texas     79424
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            (Address of Principal Executive Offices) (Zip Code)


    (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                                         ----------------


       (Former Name or Former Address, if Changed Since Last Report)






ITEM 5.  OTHER EVENTS

         On September 26, 2002, Alamosa (Delaware), Inc. entered into the Sixth Amendment (the "Amendment") to the Amended and Restated Credit Agreement, dated as of February 14, 2001, as amended and restated as of March 30, 2001, among Alamosa Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, LLC, the Lenders party thereto, Export Development Corporation, as Co-Documentation Agent, First Union National Bank, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and Citicorp USA, Inc., as Administrative Agent and Collateral Agent. A copy of the Amendment is attached as Exhibit 10.62 and is hereby incorporated by reference herein. On September 30, 2002 Alamosa Holdings, Inc. issued the press release attached hereto as Exhibit 99.1, and the information set forth in the press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

         10.62 Sixth Amendment, dated as of September 26, 2002, to the Amended and Restated Credit Agreement, dated as of February 14, 2001, as amended and restated as of March 30, 2001, among Alamosa Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, LLC, the Lenders party thereto, Export Development Corporation, as Co-Documentation Agent, First Union National Bank, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and Citicorp USA, Inc., as Administrative Agent and Collateral Agent.

         99.1 Press Release Issued by Alamosa Holdings, Inc. on September 30, 2002.


                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: October 1, 2002

                                            ALAMOSA (DELAWARE), INC.


                                            By /s/ Kendall W. Cowan
                                               ------------------------
                                               Name:  Kendall W. Cowan
                                               Title: Chief Financial Officer





                               EXHIBIT INDEX

         10.62 Sixth Amendment, dated as of September 26, 2002, to the Amended and Restated Credit Agreement, dated as of February 14, 2001, as amended and restated as of March 30, 2001, among Alamosa Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, LLC, the Lenders party thereto, Export Development Corporation, as Co-Documentation Agent, First Union National Bank, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and Citicorp USA, Inc., as Administrative Agent and Collateral Agent.

         99.1 Press Release Issued by Alamosa Holdings, Inc. on September 30, 2002.